Exhibit 10.02

AMENDMENT NO. 1

to

CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is dated as of February 25, 2008 (the “Effective Date”) by and among HEIDRICK & STRUGGLES INTERNATIONAL, INC. (the “Borrower”), the financial institutions listed on the signature pages hereof (the “Lenders”), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of October 26, 2006 by and among the Borrower, the financial institutions party thereto, and the Administrative Agent (as amended, the “Credit Agreement”). Defined terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WITNESSETH

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement; and

WHEREAS, the Borrower has requested that the Administrative Agent and the requisite number of Lenders under Section 9.02 of the Credit Agreement amend the Credit Agreement on the terms and conditions set forth herein; and

WHEREAS, the Borrower, the requisite number of Lenders under Section 9.02 of the Credit Agreement, and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following:

1. Amendment to the Credit Agreement. Effective as of the Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a) Section 6.06(c) of the Credit Agreement is amended to delete the reference to “$75,000,000” appearing therein and to substitute therefor a reference to “(x) for the period from and including the Effective Date to and including June 29, 2009, $125,000,000 and (y) from and after June 30, 2009, $75,000,000”.

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent and the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors and (ii) for the account of each Lender which delivers its executed signature page hereto by such time as is requested by the Administrative Agent, an amendment fee in an amount equal to $5,000 for each such Lender.

3. Representations and Warranties of the Borrower.

(a) The Borrower hereby represents and warrants that this Amendment and the Credit Agreement, as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) Upon the effectiveness of this Amendment and after giving effect hereto, the Borrower hereby (i) reaffirms all covenants, representations and warranties made in the Credit Agreement as amended hereby, and agrees that all such covenants, representations and warranties shall be true and correct as of the effective date of this Amendment (unless such representation and warranty is made as of a specific date, in which case such representation and warranty shall be true and correct as of such date) and (ii) certifies to the Lenders and the Administrative Agent that no Default has occurred and is continuing.

4. References to the Credit Agreement.

(a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement (including any reference therein to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring thereto) or in any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other Loan Documents shall remain in full force and effect, and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Documents.

5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

HEIDRICK & STRUGGLES INTERNATIONAL, INC., as the Borrower

By:	/s/ Maureen J. Resac
Name:	Maureen J. Resac
Title:	Treasurer

Signature Page to Amendment No. 1 to Credit Agreement

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:	/s/ Suzanne D. Ergastolo
Name:	Suzanne D. Ergastolo
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Craig W. McGuire
Name:	Craig W. McGuire
Title:	Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement

BANK OF AMERICA, N.A.

By:	/s/ Craig W. McGuire
Name:	Craig W. McGuire
Title:	Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement

CITIBANK, N.A.

By:	/s/ Scott Miller
Name:	Scott Miller
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

THE NORTHERN TRUST COMPANY

By:	/s/ Phillip McCaulay
Name:	Phillip McCaulay
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Credit Agreement dated as of October 26, 2006 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Heidrick & Struggles International, Inc. (the “Borrower”), the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), which Amendment No. 1 is dated as of February 25, 2008 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that such agreements and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: February 25, 2008

[Signature Page Follows]

HEIDRICK & STRUGGLES, INC.

By:	/s/ Maureen J. Resac
Name:	Maureen J. Resac
Title:	Treasurer

HEIDRICK & STRUGGLES ASIA-PACIFIC, LTD.

By:	/s/ Maureen J. Resac
Name:	Maureen J. Resac
Title:	Treasurer

HEIDRICK & STRUGGLES LATIN AMERICA, INC.

By:	/s/ Maureen J. Resac
Name:	Maureen J. Resac
Title:	Treasurer

HEIDRICK & STRUGGLES ESPANA, INC.

By:	/s/ Maureen J. Resac
Name:	Maureen J. Resac
Title:	Treasurer

HEIDRICK & STRUGGLES UNTERNEHMENSBERATUNG, GMBH & CO. KG

By:	/s/ Maureen J. Resac
Name:	Maureen J. Resac
Title:	Power of Attorney

Signature Page to Consent and Reaffirmation